UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Sale of Brazil Operations

On July 16, 2013, certain subsidiaries of EP Energy LLC (collectively, the “Sellers”) entered into a Quota Purchase Agreement (the “Quota Purchase Agreement”) relating to the sale of the company’s Brazil operations.  Pursuant to the Quota Purchase Agreement, the Sellers have agreed to sell all of their equity interests in two Brazilian subsidiaries, EP Energy do Brasil Ltda. and EP Energy Pescada Ltda., to an unrelated third-party.  The transaction, which represents the sale of all of EP Energy LLC’s remaining international assets, has an effective time of December 31, 2012 and is expected to close in the fourth quarter of 2013, subject to Brazilian regulatory approval as well as certain other customary closing conditions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: July 18, 2013	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and
Chief Financial Officer

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